UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     DECEMBER 28, 1999



                                BTI TELECOM CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      NORTH CAROLINA                  333-41723                56-2047220

     (STATE OR OTHER                (COMMISSION             (I.R.S. EMPLOYER
       JURISDICTION                 FILE NUMBER)            IDENTIFICATION NO.)
     OF INCORPORATION)


     4300 SIX FORKS ROAD, RALEIGH, NORTH CAROLINA                  27609

       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (800) 849-9100



                                 NOT APPLICABLE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)





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ITEM 5. OTHER EVENTS.

                  BTI Telecom Corp. ("BTI") received a $200 million investment on December 28, 1999, from Welsh, Carson, Anderson & Stowe VIII, L.P., a New York-based private equity firm, and two affiliated funds (together, "WCAS"). BTI plans to use the proceeds from the investment to expand its current operations. Specifically, the Company plans to add to its telecommunications network and fiber optic infrastructure as well as to enhance its data services such as DSL high-speed Internet access. In addition, BTI used $65 million of the proceeds to repurchase a portion of the Company's outstanding shares of common stock, at a price of $8.55 per share.

                  The Company issued 200,000 shares of Series A Preferred Stock to WCAS, each share of which may be converted initially into 116.959 shares of Common Stock, subject to adjustment for certain dilutive issuances. The Series A Preferred Stock has a six percent accrued dividend payable upon conversion in cash or in kind at the election of BTI. WCAS can redeem the Series A Preferred Stock at a price equal to the greater of liquidation value or fair market value upon the later of December 28, 2006 or six months after the date on which all amounts owing under BTI's 10-1/2% Senior Notes due 2007 are paid in full. In addition, BTI issued WCAS warrants to purchase 4,500,000 shares of Common Stock (subject to adjustment for certain dilutive issuances), which may be canceled based on the Company's future performance. Two WCAS general partners will join BTI's Board of Directors.

Forward-Looking Statements

                  Statements contained in this Form 8-K regarding planned financial transactions and other events are forward-looking statements, subject to uncertainties and risks, including but not limited to the Company's negative cash flow after capital expenditures, significant capital requirements, and ability to manage growth and expansion (including into the local services market). These and other applicable risks are summarized in the Company's Registration Statement on Form S-1 (File No. 333-83101) filed with the SEC on July 16, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)      EXHIBITS

                   3.1     Articles of Restatement of BTI Telecom Corp.

                   3.2     Second Amended and Restated Bylaws of BTI Telecom
                           Corp.

                  10.21 Shareholders Agreement, among BTI Telecom Corp., Peter T. Loftin, Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated December 28, 1999.

                  10.22 Redemption Agreement, among BTI Telecom Corp., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated December 28, 1999.

                  10.23 Investor Rights Agreement, among BTI Telecom Corp., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated December 28, 1999.

                  10.24 Common Stock Purchase Warrant issued by BTI Telecom Corp. to Welsh, Carson, Anderson & Stowe VII, L.P., dated December 28, 1999.

                  10.25 Common Stock Purchase Warrant issued by BTI Telecom Corp. to WCAS Information Partners, L.P., dated December 28, 1999.

                  10.26 Common Stock Purchase Warrant issued by BTI Telecom Corp. to BTI Investors LLC, dated December 28, 1999.

                  10.27 Series A Preferred Stock Purchase Agreement, among BTI Telecom Corp., FS Multimedia, Inc., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated December 28, 1999.








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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: January 12, 2000





                                    By:    /s/  Brian Branson
                                           ------------------------
                                           Brian Branson
                                           Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
Number                             Description

3.1      Articles of Restatement of BTI Telecom Corp.

3.2      Second Amended and Restated Bylaws of BTI Telecom Corp.

10.21 Shareholders Agreement, among BTI Telecom Corp., Peter T. Loftin, Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated December 28, 1999.

10.22 Redemption Agreement, among BTI Telecom Corp., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated December 28, 1999.

10.23 Investor Rights Agreement, among BTI Telecom Corp., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated December 28, 1999.

10.24 Common Stock Purchase Warrant issued by BTI Telecom Corp. to Welsh, Carson, Anderson & Stowe VII, L.P., dated December 28, 1999.

10.25 Common Stock Purchase Warrant issued by BTI Telecom Corp. to WCAS Information Partners, L.P., dated December 28, 1999.

10.26 Common Stock Purchase Warrant issued by BTI Telecom Corp. to BTI Investors LLC, dated December 28, 1999.

10.27 Series A Preferred Stock Purchase Agreement, among BTI Telecom Corp., FS Multimedia, Inc., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated December 28, 1999.